UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

811-10083

Investment Company Act file number

MAN FRM ALTERNATIVE MULTI-STRATEGY FUND LLC

(Exact name of registrant as specified in charter)

452 Fifth Avenue, 26th Floor

New York, NY 10018

(Address of principal executive offices) (Zip code)

Michelle McCloskey

Man Investments

452 Fifth Avenue, 26th Floor

New York, NY 10018

(Name and address of agent for Service)

Registrant's telephone number, including area code: (212) 649-6600

Date of fiscal year end: 3/31/2019

Date of reporting period: 3/31/2019

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

Man FRM Alternative Multi-Strategy Fund LLC

Consolidated Financial Statements

Year Ended March 31, 2019

The Registrant files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the "Commission") for the first and third quarters of each fiscal year on Form N-Q. The Registrant’s Forms N-Q are available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Information on Form N-Q is available without charge, upon request, by calling (212) 649-6600.

A description of the policies and procedures that the Registrant uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (801) 737-4000 and on the Commission’s website at http://www.sec.gov.

Information regarding how the Registrant voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling (801) 737-4000, and on the Commission’s website at http://www.sec.gov.

Ernst & Young LLP 5 Times Square New York, NY 10036	Tel: +1 212 773 3000 ey.com

Report of Independent Registered Public Accounting Firm

To the Members and the Board of Managers of Man FRM Alternative Multi-Strategy Fund LLC

Opinion on the Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities of Man FRM Alternative Multi-Strategy Fund LLC (the “Company”), including the consolidated schedule of investments, as of March 31, 2019, and the related consolidated statements of operations and cash flows for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, the consolidated financial highlights for each of the four years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the consolidated financial position of the Company at March 31, 2019, the consolidated results of its operations and its cash flows for the year then ended, the consolidated changes in its net assets for each of the two years in the period then ended and its consolidated financial highlights for each of the four years in the period then ended, in conformity with U.S. generally accepted accounting principles.

The consolidated financial highlights for the year ended March 31, 2015 were audited by other auditors whose report dated May 29, 2015, expressed an unqualified opinion on such consolidated financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of the Company’s internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of March 31, 2019, by correspondence with management of the underlying investment funds. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor for one or more FRM Investment Management (USA) LLC investment companies since 2014.

May 29, 2019

Man FRM Alternative Multi-Strategy Fund LLC Consolidated Statement of Assets and Liabilities

March 31, 2019

Assets

Investments in Portfolio Funds, at fair value (cost $98,257,623)	$116,948,069
Cash and cash equivalents	4,670,491
Purchase of investments in Portfolio Funds made in advance	3,500,000
Redemptions receivable from investments in Portfolio Funds	2,867,117
Tax receivable	96,028

Total Assets	128,081,705

Liabilities

Repurchase of Members' units payable	2,006,218
Advisory fee payable	465,690
Professional fees payable	386,833
Board of Managers' fees payable	40,000
Other liabilities	12,780

Total Liabilities	2,911,521

Net Assets	$125,170,184

Composition of Net Assets
Paid-in capital	$98,647,554
Distributable Earnings	26,522,630
Net Assets	$125,170,184

Net Asset Value Per Unit (based on 88,164.295 units outstanding)	$1,419.738

The accompanying notes are an integral part of these consolidated financial statements.

2

Man FRM Alternative Multi-Strategy Fund LLC Consolidated Schedule of Investments

March 31, 2019

	First			% of	Notice
	Acquisition		Fair	Net	Period
Portfolio Funds	Date	Cost	Value	Assets	(in Days)	Liquidity

Credit
Aristeia Partners, L.P.	4/1/2008	$2,802,240	$5,721,728	4.57%	60	Quarterly
Canyon Value Realization Fund, L.P.	11/1/2016	5,854,286	6,932,806	5.54%	90	Quarterly
Duality Fermi Offshore Fund Ltd	2/1/2019	5,750,000	5,764,534	4.60%	60	Quarterly
PSAM WorldArb Partners L.P.	1/1/2019	4,275,000	4,426,525	3.54%	45	Monthly
Rose Grove Partners I, L.P.	11/1/2016	4,942,015	5,637,506	4.50%	45	Quarterly
Strategy Total		23,623,541	28,483,099	22.75%

Equity Long/Short
DSAM Long Short Equity Fund LP	8/1/2018	5,600,000	5,463,017	4.36%	80	Monthly
Egerton Long-Short Fund (USD) Limited	2/1/2016	2,987,984	6,157,272	4.92%	30	Monthly
Indus Pacific Opportunities Fund, L.P.	7/1/2014	4,476,891	5,743,358	4.59%	45	Quarterly
Sirios Overseas Fund, Ltd.	3/1/2014	4,371,577	5,125,488	4.09%	60	Quarterly
TT Mid Cap Europe Long Short Fund, LTD	5/1/2017	5,250,000	5,740,198	4.59%	30	Monthly
Strategy Total		22,686,452	28,229,333	22.55%

Global Macro
Alphadyne International Fund, Ltd	3/1/2016	6,193,021	8,206,792	6.56%	60	Monthly
Dymon Asia Macro (US) Fund	8/1/2015	5,194,787	5,154,843	4.12%	30	Monthly
Strategy Total		11,387,808	13,361,635	10.68%

Multi-Strategy
Farallon Capital Partners, L.P. (1)	11/1/2004	919,551	1,750,000	1.40%	N/A	(2)
Strategy Total		919,551	1,750,000	1.40%

Relative Value
Black Diamond Arbitrage Partners, L.P.	2/1/2018	6,277,681	6,736,788	5.38%	45	Monthly
Linden Investors LP	12/1/2018	4,500,000	4,703,755	3.76%	65	Quarterly
MVN Event Driven Fund Limited	7/1/2017	24,948	26,842	0.02%	N/A	(3)
Omni Event Fund Limited	2/1/2019	5,750,000	5,867,772	4.69%	30	Monthly
The Segantii Asia Pacific Equity Multi-Strategy Fund	9/1/2015	5,485,962	6,970,602	5.57%	30	Monthly
True Partner Fund	11/1/2018	5,800,000	5,742,599	4.59%	20	Monthly
Voleon Institutional Strategies International, Ltd	2/1/2016	4,654,395	5,645,765	4.51%	30	Monthly
Voleon International Investors, Ltd	2/1/2016	3,312,994	3,528,775	2.82%	30	Monthly
Whitebox Relative Value Fund LP	2/1/2016	3,834,291	5,901,104	4.71%	60	Quarterly
Strategy Total		39,640,271	45,124,002	36.05%

Total Investments in Portfolio Funds		$98,257,623	$116,948,069	93.43%
Other Assets, less Liabilities			8,222,115	6.57%
Net Assets			$125,170,184	100.00%

The accompanying notes are an integral part of these consolidated financial statements.

3

Man FRM Alternative Multi-Strategy Fund LLC Consolidated Schedule of Investments (continued)

March 31, 2019

The Company's investments on March 31, 2019 are summarized below based on the investment strategy of each specific Portfolio Fund. The classes below have been updated to reflect the strategy classifications utilized by the Adviser.

Investment Strategy	% Total Investments in Portfolio Funds
Credit	24.36%
Equity Long/Short	24.14%
Global Macro	11.43%
Multi-Strategy	1.49%
Relative Value	38.58%
100.00%

(1)	Portfolio Fund is held by Man FRM Alternative Multi-Strategy 1099 Blocker Fund LLC, which is wholly-owned by the Company.
(2)	The Company's interest in this Portfolio Fund is limited to interests in side pocket investments and is illiquid.
(3)	Portfolio Fund is in wind down and will pay residual capital in a reasonable manner.

The accompanying notes are an integral part of these consolidated financial statements.

4

Man FRM Alternative Multi-Strategy Fund LLC Consolidated Statement of Operations

Year Ended March 31, 2019

Income

Interest income	$2,267

2,267

Expenses

Advisory fee	$2,041,982
Professional fees	574,572
Administration fees	280,460
Board of Managers' fees	160,000
Custody fees	39,740
Insurance expense	2,621
Other expenses	19,105

Total Expenses	3,118,480

Net investment loss	(3,116,213)

Realized and Unrealized Gains on Investments

Net realized gains from investments in Portfolio Funds	2,629,085
Income tax expense	16,995
Net realized gains, net of taxes	2,612,090
Net change in accumulated unrealized depreciation on investments	(733,783)
Net realized and unrealized gains on investments in Portfolio Funds, net of taxes	1,878,307

Net Decrease in Net Assets Resulting from Operations	$(1,237,906)

The accompanying notes are an integral part of these consolidated financial statements.

5

Man FRM Alternative Multi-Strategy Fund LLC Consolidated Statements of Changes in Net Assets

	Year Ended	Year Ended
	March 31, 2019	March 31, 2018

Operations
Net investment loss	$(3,116,213)	$(3,507,391)
Net realized gains, net of taxes	2,612,090	9,136,083
Net change in accumulated unrealized (depreciation) appreciation on investments	(733,783)	106,560

(Decrease)/Increase in net assets resulting from operations	(1,237,906)	5,735,252

Capital Transactions
Units repurchased	(19,887,325)	(39,364,668)
Dividend distributions	(6,653,962)	(7,757,535)*
Reinvested dividends	6,297,722	7,358,762

Decrease in net assets resulting from capital transactions	(20,243,565)	(39,763,441)

Net decrease in net assets	(21,481,471)	(34,028,189)

Net Assets at Beginning of Period	146,651,655	180,679,844

Net Assets at End of Period	$125,170,184	$146,651,655

* Dividend distributions where sourced from ordinary income and long-term capital gains were $1,294,946 and $6,462,589 respectively

The accompanying notes are an integral part of these consolidated financial statements.

6

Man FRM Alternative Multi-Strategy Fund LLC Consolidated Statement of Cash Flows

Year Ended March 31, 2019

Cash Flows from Operating Activities

Decrease in net assets resulting from operations	$(1,237,906)
Adjustments to reconcile decrease in net assets resulting from operations to net cash provided by operating activities:
Net change in accumulated unrealized depreciation on investments	733,783
Net realized gains from investments in Portfolio Funds	(2,629,085)
Purchases of Portfolio Funds	(38,448,349)
Proceeds from Portfolio Funds' redemptions	70,670,050
Decrease in operating assets:
Tax receivable	203,603
Increase (decrease) in operating liabilities:
Advisory fee payable	(128,242)
Professional fees payable	174,333
Other liabilities	(32,046)

Net Cash Provided by Operating Activities	29,306,141

Cash Flows from Financing Activities
Payments for units repurchased	(31,066,416)
Payments for dividend distributions	(356,240)

Net Cash Used in Financing Activities	(31,422,656)

Net decrease in cash and cash equivalents	(2,116,515)
Cash and cash equivalents at beginning of year	6,787,006

Cash and Cash Equivalents at End of Year	$4,670,491

Supplementary Disclosure of Cash Flow Information
Cash paid during the period for tax	$512

Supplementary Disclosure of Non-Cash Information
Dividend distributions to members, reinvested	$6,297,722

The accompanying notes are an integral part of these consolidated financial statements.

7

Man FRM Alternative Multi-Strategy Fund LLC Consolidated Financial Highlights

The following represents per unit data and certain ratios to average net assets, total return, and other supplemental information for the periods indicated:

	For the year ended	For the year ended	For the year ended	For the year ended	For the year ended
	March 31, 2019	March 31, 2018	March 31, 2017	March 31, 2016	March 31, 2015
Per Unit Operating Performance
Beginning net asset value	$1,508.308	$1,531.996	$1,500.890	$1,640.308	$1,651.147
Net change in net assets resulting from operations:
Net investment loss*	(33.250)	(32.295)	(31.374)	(33.446)	(33.333)
Net realized and unrealized gain (loss) on investments*	19.948	84.459	110.010	(88.691)	102.559
Net change in net assets resulting from operations	(13.302)	52.164	78.636	(122.137)	69.226
Distributions:
From net income	(7.581)	(12.662)	-	(0.808)	(43.772)
From realized gains	(67.687)	(63.190)	(47.530)	(16.473)	(36.293)
Total distributions	(75.268)	(75.852)	(47.530)	(17.281)	(80.065)
Ending net asset value	$1,419.738	$1,508.308	$1,531.996	$1,500.890	$1,640.308

	For the year ended:
	March 31, 2019	March 31, 2018	March 31, 2017	March 31, 2016	March 31, 2015
Total return (a)	(0.85%)	3.46%	(5.32%)	7.50%	4.28%

Net assets, end of period	$125,170,184	$146,651,655	$180,679,844	$215,962,526	$254,853,031
Ratio of total expenses to average net assets (b)(c) (d)(e)	2.29%	1.86%	2.23%	2.26%	1.86%
Ratio of net expenses to average net assets (b)(c)(d)(e)	2.29%	1.86%	2.23%	2.26%	1.86%
Ratio of net investment loss to average net assets (b)(c)(d)	(2.28%)	(2.08%)	(2.05%)	(2.09%)	(2.02%)
Portfolio turnover (f)	27.06%	14.59%	16.85%	58.51%	2.33%

*	Per unit data is calculated using the change in net asset value per unit for each month during the period.
(a)	Total return assumes a purchase of a unit (or an interest) on the first day and the sale of a unit (or an interest) on the last day of the period, excluding placement fees. An individual Member's return may vary from these returns based on the timing of the Member's subscriptions and redemptions.
(b)	Ratio reflects the Company’s income and expenses. Ratio does not reflect the Company’s proportionate share of the net investment income (loss) and expenses, including performance-based incentive fees or allocations, of Portfolio Funds. Portfolio Funds' expense ratios range from 0.00% to 4.48% (unaudited). Portfolio Funds' incentive fees or allocations can be up to 25.00% of profits earned (unaudited).
(c)	Average net assets are determined using the net assets at the end of each month during the period and net assets at the beginning of the period.
(d)	Ratio reflects the direct expenses, excluding placement fees, if any.
(e)	Ratio is net of the current and deferred income tax provision or benefit related to the net investment income/loss and realized and unrealized gain or loss from Man FRM Alternative Multi-Strategy 1099 Blocker Fund LLC (the "Blocker Fund"). For the year ended March 31, 2019, this amount was a tax expense of $16,995 which accounted for 0.01% of the reported ratios. For the year ended March 31, 2018, this amount was a tax recovery of $(377,236) which accounted for (0.22%) of the reported ratios. For the year ended March 31, 2017, this amount was a tax expense of $351,699 which accounted for 0.18% of the reported ratios. For the year ended March 31, 2016, this amount was a tax expense of $400,005 which accounted for 0.17% of the reported ratios. For the year ended March 31, 2015, this amount was a tax credit which reduced the reported ratios by 0.16%.
(f)	Portfolio turnover is shown for the consolidated Company and includes purchases and sales of investments in the Blocker Fund.

The accompanying notes are an integral part of these consolidated financial statements.

8

Man FRM Alternative Multi-Strategy Fund LLC Notes to Consolidated Financial Statements

March 31, 2019

1. Organization

Man FRM Alternative Multi-Strategy Fund LLC (the “Company”), formerly known as Excelsior Multi-Strategy Hedge Fund of Funds, LLC, was organized as a limited liability company under the laws of Delaware on July 6, 2000, and commenced operations on October 1, 2000. The Company is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end management investment company, but operates as a diversified investment company. The Company’s investment objective is to seek capital appreciation. The Company pursues its investment objective principally through a multi-manager, multi-strategy program of investments in private investment funds (“Portfolio Funds”) that invest or trade in a wide range of financial instruments and markets. There can be no assurance that the investment objective of the Company will be achieved. The investment managers of Portfolio Funds in which the Company invests generally conduct their investment programs through these Portfolio Funds. The Company invests in Portfolio Funds as a limited partner, shareholder or member along with other investors.

The Company is treated as an association taxable as a corporation and intends to qualify as a regulated investment company (a "RIC") under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), for federal tax purposes. The Company is an investment company and follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Topic 946, Financial Services – Investment Companies.

To facilitate compliance with certain requirements necessary to maintain its RIC status, the Company formed Man FRM Alternative Multi-Strategy 1099 Blocker Fund LLC (the “Blocker Fund”), formerly known as Excelsior Multi-Strategy 1099 Blocker Fund, LLC, a Delaware limited liability company, to hold interests in certain Portfolio Funds. These financial statements are consolidated financial statements of the Company and the Blocker Fund.

Merrill Lynch Alternative Investments LLC (“MLAI”) served as the investment adviser of the Company from December 31, 2013 through March 31, 2015, under the terms of the investment advisory agreement between MLAI and the Company. On February 10, 2015, in connection with the sale by MLAI of certain assets relating to the management and operation of various funds of hedge funds, the Board of Managers of the Company (the "Board") approved a new investment advisory agreement for the Company with FRM Investment Management (USA) LLC ("FRM USA" or the “Adviser”), an indirect wholly-owned subsidiary of Man Group plc. The new agreement with FRM USA was approved by members of the Company (“Members”) at a meeting held on March 25, 2015, and became effective on April 1, 2015. FRM USA is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, and its principal office is located at 452 Fifth Avenue, 26th Fl., New York, NY 10018.

The Board has overall responsibility to manage and supervise the operations of the Company, including the exclusive authority to oversee and to establish policies regarding the management, conduct and operation of the Company’s business. The Board exercises the same powers, authority and responsibilities with respect to the Company as are customarily exercised by directors of an investment company registered under the 1940 Act and organized as a corporation. The Adviser manages the day-to-day operations and investment portfolio of the Company.

9

Man FRM Alternative Multi-Strategy Fund LLC Notes to Consolidated Financial Statements (continued)

March 31, 2019

Subscriptions for Units by eligible investors are generally accepted as of the first day of each month, or at such times as the Board may determine. From time to time, the Company offers to repurchase Units from Members pursuant to written tenders by Members. Repurchase offers are made at such times and on such terms as may be determined by the Board, in its sole discretion, subject to the liquidity of the Company’s assets and other factors considered by the Board. In recent years, the Adviser has recommended to the Board that the Company offer to repurchase Units from Members four times each year, effective as of the last day of each calendar quarter. Members can transfer or assign Units only under certain limited circumstances. The Company’s repurchases of Units from Members are recognized as liabilities when the amount payable for repurchased Units becomes fixed. This generally will occur on the last day of a fiscal period.

2. Significant Accounting Policies

These consolidated financial statements have been prepared on a consolidated basis in conformity with generally accepted accounting principles in the United States ("GAAP"). All inter-company accounts and transactions have been eliminated in consolidation. The following is a summary of the significant accounting policies followed by the Company and the Blocker Fund in preparation of these consolidated financial statements.

a. Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Management believes that the estimates utilized in preparing the Company’s consolidated financial statements are reasonable and prudent; however, actual results could differ from these estimates.

b. Company Expenses

The Company bears various expenses incurred in its business, including, but not limited to, the following: fees paid directly or indirectly to the investment managers of Portfolio Funds; all costs and expenses directly related to portfolio transactions and positions for the Company’s account; legal fees; accounting and auditing fees; custodial fees; fees paid to the Company’s administrator; costs of insurance; advisory fees; the fees and travel expenses and other expenses of the Board; all costs with respect to communications regarding the Company’s transactions among the Adviser and any custodian or other agent engaged by the Company; and other types of expenses approved by the Board. Expenses, including performance-based incentive fees and allocations, borne by or allocated to the Company as an investor in Portfolio Funds are not presented on the Consolidated Statement of Operations and are not included in the expense ratios shown in the Consolidated Financial Highlights. The income and expenses of Portfolio Funds are, however, included in realized and unrealized gains on investments on the Consolidated Statement of Operations.

10

Man FRM Alternative Multi-Strategy Fund LLC Notes to Consolidated Financial Statements (continued)

March 31, 2019

c. Income Taxes and Distributions

The Company is treated as an association taxable as a corporation and intends to qualify as a RIC and to distribute substantially all of the Company's taxable earnings to its Members. As provided in the provisions of the Code applicable to RICs, in any fiscal year in which the Company so qualifies and distributes at least 90% of its taxable income, the Company, but not the Members, will be relieved of federal income tax on the income distributed. Therefore, no provision (benefit) for Federal income taxes on income, other than taxes on income earned by the Blocker Fund, is recorded in the Company's financial statements. Qualification as a RIC requires that the Company meet certain asset diversification, income distribution and nature of gross income requirements. The Company is subject to the risk that, due to the investment activities of the Portfolio Funds or other factors, it may not so qualify in some periods. Should the Company fail to qualify as a RIC, its taxable income would be subject to tax at established corporate rates. With respect to the Company’s investments in Portfolio Funds that are passive foreign investment companies (“PFICs”), the Company has made elections to include its allocable share of the income of such PFICs currently in its calculation of ordinary income and capital gains for the year, when the required information is available, or it may currently include the appreciation in the value of such PFICs as ordinary income. For the tax year ended October 31, 2018, the Company received a refund from a prior year accrual in the amount of $187,120.

The Blocker Fund is taxed as a corporation, but does not intend to qualify as a RIC pursuant to Subchapter M of the Code. As a corporation, the Blocker Fund is obligated to pay federal, state and local income tax on taxable income. Currently, the maximum marginal regular federal income tax rate for a corporation is 21 percent. The Blocker Fund is currently using an estimated 8.34 and 8.85 percent rate for state and local tax, respectively. The Blocker Fund has net operating losses of $450,075, $430,614, $23,886 and $18,340 in New York State, New York City, California and Florida, respectively, which will expire in various years through 2037.

The amounts of dividends from net investment income and of distributions from net realized gains, if any, are determined in accordance with federal income tax regulations and are recorded on the ex-dividend date. They may differ from GAAP. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification.

Permanent “book/tax” differences result in the reclassification of amounts between accumulated net investment loss, accumulated net realized loss on investment transactions and paid-in capital reported on the Company’s Consolidated Statement of Assets and Liabilities as of March 31, 2019. Permanent differences are evaluated based upon the Company’s tax year end; permanent differences after October 31, 2018 will be reflected in future periods. Such permanent “book/tax” differences are principally attributable to the aforementioned tax differences for federal tax purposes recognized upon the sale or other disposition of the Company’s investments in PFICs and partnerships and certain transactions between the Company and the Blocker Fund. The Company’s net assets were unaffected by these reclassifications. The following amounts have been reclassified as of fiscal year ended March 31, 2019:

11

Man FRM Alternative Multi-Strategy Fund LLC Notes to Consolidated Financial Statements (continued)

March 31, 2019

Total
Increase in	Distributable
Paid-in Capital	Loss
$681,006	$(681,006)

In order to avoid imposition of an excise tax applicable to a RIC, it is also the Company’s intention to declare and pay as dividends in each calendar year at least 98% of taxable ordinary income earned during the calendar year and 98.2% of its net realized capital gains earned during the twelve months ending October 31 plus undistributed amounts from prior years.

The tax character of distributions paid for the fiscal years ended March 31, 2019 and March 31, 2018 is as follows:

	March 31, 2019	March 31, 2018

From ordinary income	$670,196	$1,294,946
From long-term capital gains	5,983,766	6,462,589
Total distribution	$6,653,962	$7,757,535

The Company makes distributions of net investment income and capital gains, if any, at least annually, on a calendar year basis. The amount and timing of distributions are determined in accordance with federal income tax regulations. Due to the timing of dividend distributions and the differences in accounting for income and realized gains and losses for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains and losses are recorded by the Company. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature.

The Blocker Fund’s tax expense or benefit is included in the Consolidated Statement of Operations, based on the component of income or gains/(losses) to which such expense or benefit relates. Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. Deferred tax assets and liabilities are measured using enacted tax law rates expected to apply to taxable income in the years such temporary differences are realized or otherwise settled. A valuation allowance is recognized if, based on the weight of available evidence, it is more likely than not that some portion or all of a deferred income tax asset will not be realized. From time to time, as new information becomes available, the Blocker Fund will modify its estimates or assumptions regarding the deferred tax liability or asset.

The Company may rely, to some extent, on information provided by Portfolio Funds, which may not necessarily be timely, to estimate taxable income allocable to the Blocker Fund, and to estimate its associated deferred tax benefit/(liability). Such estimates are made in good faith. From time to time, as new information becomes available, the Company will modify its estimates or assumptions regarding the Blocker Fund’s tax benefit/(liability), and such modifications could be material.

12

Man FRM Alternative Multi-Strategy Fund LLC Notes to Consolidated Financial Statements (continued)

March 31, 2019

Cost Basis

The cost of Portfolio Funds that are partnerships for federal income tax purposes is adjusted for items of taxable income allocated to the Company from such Portfolio Funds. The allocated taxable income is reported to the Company by each such Portfolio Fund on a Schedule K-1, or PFIC statement, generally as of December 31 (or in certain cases taxable income for PFICs is determined using a mark-to-market election). As a result, the aggregate cost of Portfolio Funds as of October 31, as well as the tax composition of net assets for federal income tax purposes, has been estimated by the Adviser using information from the Portfolio Funds and/or other information. The actual tax cost of investments and composition of net assets for federal income tax purposes may be different. The Company's required distributions and tax liability for the tax year, including the period November 1, 2018 through March 31, 2019, will be determined by the net investment income or loss and net realized gain or loss for the tax year ending October 31, 2019.

At October 31, 2018, gross unrealized appreciation and depreciation of investments in Portfolio Funds held by the Company based on cost for federal income tax purposes were as follows:

	Attributable to	Attributable to
	investments held	investments held
	directly by the	directly by the
	Company	Blocker Fund
Cost of Investments in Portfolio Funds	$118,163,013	$4,196,366

Gross Unrealized Appreciation	4,003,184	-
Gross Unrealized Depreciation	(6,888,293)	(2,312,247)
Net Unrealized Appreciation/(Depreciation)	$(2,885,109)	$(2,312,247)

The Company's cost of investment in the Blocker Fund for federal income tax purposes at October 31, 2018 was $2,471,904. The cost of investments in Portfolio Funds attributable to investments held directly by the Company shown above excludes the cost of the Company’s investment in the Blocker Fund.

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions, primarily relating to investments in PFICs and partnerships. As of October 31, 2018, the Company’s components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary gain	$236,367
Undistributed long-term capital gains	1,102,628
Tax accumulated earnings	1,338,995
Unrealized appreciation	(2,885,109)
Total accumulated earnings	$(1,546,114)

The Company’s accumulated tax earnings were distributed on December 30, 2018, and no undistributed tax earnings for the tax year ended October 31, 2018 remain as of March 31, 2019.

13

Man FRM Alternative Multi-Strategy Fund LLC Notes to Consolidated Financial Statements (continued)

March 31, 2019

As a consequence of the Company’s election to be taxed as a RIC, effective January 1, 2012, the unrealized appreciation on a tax basis shown above includes a basis adjustment to the tax cost of the Company’s investment in the Blocker Fund of approximately $2,600,000.

The consolidated income tax provisions (benefits) for the years ended March 31, 2019 and March 31, 2018 are as follows:

	Year Ended	Year Ended
	March 31, 2019	March 31, 2018
Current Provision (Benefit):
Federal	$16,483	$(397,034)
State	512	7,890
	16,995	(389,144)
Deferred Provision (Benefit):
Federal	-	11,908
State	-	-
	-	11,908

Total Provision (Benefit)	$16,995	$(377,236)

Total income tax expense (benefit) for the Blocker Fund differed from the amounts computed by applying the U.S. federal statutory income tax rate of 21% to income before income tax expense as a result of the following:

	Year Ended	Year Ended
	March 31, 2019	March 31, 2018
Federal income tax expense at the statutory rate	$(22,478)	$(47,247)
State income tax expense, net of federal tax benefit	(12,975)	5,129
Change in valuation allowance	35,965	(187,824)
Valuation allowance rate difference	-	267,332
Prior period adjustment	16,483	(373,275)
Other	-	(41,351)
Tax Expense	$16,995	$(377,236)

Components of the Company's deferred tax assets and liabilities are as follows:

Blocker Fund	March 31, 2019	March 31, 2018
Deferred Tax Asset
Excess of tax cost over value of investments	$519,391	$763,363
Federal tax loss carryforward	147,052	$-
State tax loss carryforward	265,313	132,428
Valuation allowance	(931,756)	(895,791)
Total net deferred tax asset	$-	$-

There were no deferred tax assets or liabilities of the Company other than those of the Blocker Fund.

14

Man FRM Alternative Multi-Strategy Fund LLC Notes to Consolidated Financial Statements (continued)

March 31, 2019

As part of the process of preparing its consolidated financial statements, the Company is required to account for the estimate of income taxes of the Blocker Fund for federal and state purposes through the establishment of a deferred tax asset or liability. Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. Deferred tax assets and liabilities are measured using the enacted tax law rates expected to apply to taxable income in the years such temporary differences are realized or otherwise settled. To the extent the Blocker Fund has a deferred tax asset, consideration is given to whether or not a valuation allowance is required. The determination of whether a valuation allowance is required is based on the evaluation criterion provided by ASC 740, Income Taxes (‘‘ASC 740’’) that it is more likely than not that some portion or all of the deferred tax asset will not be realized. Among the factors considered in assessing the Blocker Fund’s valuation allowance are: the difference between the fair value and tax cost of specific assets and liabilities, the nature, frequency and severity of current and cumulative losses, forecasts of future profitability, the duration of the statutory carry forward periods and the associated risk that operating and capital loss carry forwards may expire unused.

Unexpected significant decreases in cash distributions from the Blocker Fund’s investments or significant changes in the fair value of its investments may change the Company's assessment regarding the recoverability of deferred tax assets and may result in an adjustment to the valuation allowance. If a valuation allowance is adjusted to create a deferred tax asset in the future, it could have a material impact on the Blocker Fund's net asset value and results of operations in the period in which it is recorded. In addition, the timing of realization of gains and losses by Portfolio Funds, in which the Blocker Fund holds interests could have a positive or adverse impact on the Blocker Fund's income tax provision (benefit), and such impact could be material.

The authoritative guidance on accounting for and disclosure of uncertainty in tax positions requires management to determine whether a tax position of the Company is “more likely than not” to be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. For tax positions meeting the “more likely than not” threshold, the tax amount recognized in the financial statements is reduced by the largest benefit that has a greater than fifty percent likelihood of being realized upon ultimate settlement with the relevant taxing authority. Management of the Company is required to analyze tax positions expected to be taken in the Company's tax returns, as defined by statutes of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of March 31, 2019, the Company did not have a liability for any federal income or excise taxes owed with respect to tax years ended on or before December 31, 2018. The Company has no examinations in progress and is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits attributable to these periods will significantly change in the next twelve months. The Company’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. At March 31, 2019, the Company had no uncertain tax positions that would require recognition, derecognition, or disclosure in the consolidated financial statements. The Company’s policy is to classify interest and penalties associated with the Blocker Fund’s underpayment of federal and state income taxes, if any, as income tax expense on its statement of operations. The Company has reviewed all major jurisdictions and concluded that there is no impact on the Blocker Fund's net assets and no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions expected to be taken on its tax returns.

15

Man FRM Alternative Multi-Strategy Fund LLC Notes to Consolidated Financial Statements (continued)

March 31, 2019

d. Security Transactions

Purchases of interests in Portfolio Funds are recorded as of the first day of legal ownership of a Portfolio Fund. Sales and redemptions of such interests are recorded as of the last day of legal ownership or participation in a Portfolio Fund. Realized gains and losses on the Company’s sales and redemption proceeds and distributions received from Portfolio Funds, whether in the form of cash or securities, are determined on the average cost basis.

e. Other

The net asset value (“NAV”) of the Company is computed as of the close of business on the last day of each month. The Company's NAV is the value of the Company's assets less its liabilities, and its NAV per Unit equals the Company’s NAV divided by the number of the issued and outstanding Units.

Cash and cash equivalents consist of amounts maintained in an account at The Bank of New York Mellon.

3. Portfolio Valuation

The NAV of the Company is determined by, or at the direction of, the Adviser as of the close of business at the end of each month and other fiscal period (as defined in the LLC Agreement), in accordance with the valuation principles set forth below, or as may be determined from time to time, pursuant to valuation procedures established by the Board. Pursuant to the valuation procedures, the Board has delegated to the Adviser the general responsibility for valuation of the investments in Portfolio Funds subject to the oversight of the Board.

Investments in Portfolio Funds are recorded at fair value, generally at amounts equal to the NAV of the Company's investment in the Portfolio Funds as determined by each Portfolio Fund's general partner or investment manager. If no such information is available or if such information is deemed to be not reflective of fair value, an estimated fair value is determined in good faith by the Board or pursuant to procedures adopted by the Board. Generally, the values of investments in Portfolio Funds are determined whereby the Company records the investments and subsequent subscriptions at acquisition cost which represents fair value. Thereafter, the value of such an investment is adjusted to reflect the Company’s share of the Portfolio Fund’s net investment income or loss and unrealized and realized gain or loss to reflect changes in the fair value of the investment for the period. As of March 31, 2019, investments in Portfolio Funds were fair valued using the NAVs of the Portfolio Funds.

Portfolio Funds generally record their investments at fair value in accordance with GAAP or International Financial Reporting Standards. They generally hold positions in readily marketable securities and derivatives that are valued at quoted market values and/or less liquid nonmarketable securities and derivatives that are valued at fair value. Accordingly, valuations do not necessarily represent the amounts that might be realized by Portfolio Funds from sales or other dispositions of their investments, nor do they reflect other expenses or fees that might be incurred by Portfolio Funds upon disposition. The mix and concentration of more readily marketable securities and less liquid nonmarketable securities varies across Portfolio Funds based on various factors, including the nature of their investment strategies and market forces.

16

Man FRM Alternative Multi-Strategy Fund LLC Notes to Consolidated Financial Statements (continued)

March 31, 2019

Because of the inherent uncertainty of valuation of the Company’s investments in Portfolio Funds, the estimated values of these investments may differ significantly from the values that would have been used had a ready market for interests in Portfolio Funds existed, and the differences could be material. Net change in accumulated unrealized appreciation on investments in the statement of operations is net of fees and performance-based incentive allocations or fees paid to the investment managers of Portfolio Funds.

The Adviser conducts initial and ongoing due diligence monitoring of the Company’s investments in Portfolio Funds. The due diligence process includes evaluation of the valuation policies and procedures of the investment managers of Portfolio Funds and assessment of specific valuation matters. In addition to formal annual due diligence reviews of Portfolio Funds’ investment managers, the Adviser conducts regular discussions with the investment managers, which may include discussions concerning valuation policy and valuation matters that may impact the Portfolio Funds. The Adviser is responsible for the implementation and maintenance of internal controls and procedures related to Portfolio Funds’ valuations. The Adviser may rely upon valuations provided by the investment managers of Portfolio Funds. The Adviser maintains an investment committee that convenes periodically to oversee the application of the Company’s valuation policies and review various Portfolio Funds’ valuation metrics.

Some Portfolio Funds may invest in illiquid securities and may maintain a portion or all of these investments as segregated from their main portfolios. These separate baskets of illiquid securities (“side pockets”) are generally subject to greater restrictions on liquidity than the main portfolios of Portfolio Funds. If the Company redeems its interest in such a Portfolio Fund, it may be required to maintain its holding in the side pocket for an extended period of time and retain this remaining interest in the Portfolio Fund. In instances where such a Portfolio Fund closes its operations, or in other circumstances, the Company may receive an “in-kind” distribution of illiquid securities, including side pocket investments, in liquidation of the Company’s interest. The values of side pockets may fluctuate significantly. As of March 31, 2019, the Company’s investments in side pockets and Portfolio Funds in liquidation represented 1.40% of the Company’s Net Assets. Restrictions on liquidity applicable to the Company’s investments in individual Portfolio Funds are described in detail on the Company’s Consolidated Schedule of Investments. Additionally, the governing documents of Portfolio Funds generally provide that the Portfolio Funds may suspend, limit or delay the right of their investors, such as the Company, to withdraw their capital or to redeem their interests.

In prior reporting periods, the Company used a fair value hierarchy that prioritized the inputs to valuation techniques used to measure fair value. The objective of a fair value measurement is to determine the price that would be received on the sale of an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gave the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The three levels of the fair value hierarchy were as follows:

•	Level 1 – Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Company has the ability to access at the measurement date;

•	Level 2 – Quoted prices which are not considered to be active, or inputs that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

17

Man FRM Alternative Multi-Strategy Fund LLC Notes to Consolidated Financial Statements (continued)

March 31, 2019

•	Level 3 – Prices, inputs or modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

The preparation of the Consolidated Schedule of Investments in conformity with GAAP requires management to make estimates and assumptions that affect the amounts reported in the Consolidated Schedule of Investments and accompanying notes. Management believes that the estimates utilized in preparing the Company’s Consolidated Schedule of Investments are reasonable and prudent; however, the actual results could differ from these estimates.

The Company complies with the authoritative guidance under GAAP for estimating the fair value of investments in Portfolio Funds that have calculated NAV in accordance with the specialized accounting guidance for investment companies. Accordingly, the Company estimates the fair value of an investment in a Portfolio Fund using the NAV of the investment (or its equivalent) without further adjustment unless the Adviser determines that the NAV is not reflective of the fair value. FASB ASC 820 – Fair Value Measurement and Disclosures no longer requires investments for which fair value is determined based on practical expedient reliance to be reported utilizing the fair value hierarchy. As of March 31, 2019, all of the investments of the Company were fair valued using NAV as the practical expedient of the investments in Portfolio Funds.

(a)	Credit This class includes Portfolio Funds that seek to invest in credit-sensitive (generally below investment-grade) issuers. The managers of such Portfolio Funds seek to perform a high level of due diligence and to take advantage of what the Portfolio Fund’s manager discerns to be relatively inexpensive securities. The securities may be inexpensive due to regulatory anomalies or other constraints on traditional lenders (e.g. speed of decision-making process or disclosure rules). Credit sub-strategies may include credit long-short and credit value investments.

(b)	Equity Long/Short This class includes Portfolio Funds that combine long positions and short sales with the aim of seizing opportunities in both rising and falling markets, while offsetting systematic market risks. Market exposure can vary substantially, leading to a wide range of risk and return profiles. Equity Long-Short sub-strategies include long bias, low net and highly variable focus. Portfolio Funds that utilize long bias seek to maintain a net long exposure to the market. Portfolio Funds that use a low net approach seek to have a small or no net market exposure. “Highly variable” Portfolio Funds are more opportunistic about net market exposure and do not intend to remain neutral or to maintain a particular directional bias.

(c)	Global Macro This class is based upon a portfolio manager’s view of the market direction of currency, commodity, equity and bond prices in the futures and cash markets. Global Macro sub-strategies typically include global trading and emerging markets investments.

(d)	Multi-Strategy This class includes Portfolio Funds that invest in securities that invest across multiple distinct hedge fund strategies.

(e)	Relative Value This class includes Portfolio Funds that focus on spread relationships between pricing components of financial assets or commodities. They seek to avoid assuming any outright market risk, although spread risk and tail risk may be significant. Relative Value sub-strategies may include volatility arbitrage, statistical arbitrage, event arbitrage, fixed income arbitrage and credit arbitrage.

18

Man FRM Alternative Multi-Strategy Fund LLC Notes to Consolidated Financial Statements (continued)

March 31, 2019

As of March 31, 2019, the Company had investments in 22 Portfolio Funds. The Company, as an investor in these Portfolio Funds, bears management fees of up to 2.00% (per annum) of the NAV of its ownership interest in the Portfolio Funds, as well as performance-based incentive fees or allocations of up to 25.00% of net profits of the Portfolio Funds allocable to the Company. The Company also generally bears a pro rata share of the other expenses of each Portfolio Fund in which it invests. Total expenses borne by the Company as an investor in Portfolio Funds, including incentive fees and allocations, for the fiscal year ended March 31, 2019, ranged from approximately 0.00% to 4.48% of the Company's average invested capital in the Portfolio Funds. Incentive fees or allocations for the same fiscal year ranged from approximately 0.00% to 2.77% of the Company's average invested capital in the Portfolio Funds. These percentages will vary over time depending on the allocation of the Company's assets among Portfolio Funds and the actual expenses and investment performance of Portfolio Funds. Although the foregoing ranges of Portfolio Fund expenses are based on audited financial data received from Portfolio Funds, the ranges were not audited by the Company's independent registered public accounting firm.

Aggregate purchases and proceeds from redemptions of interests in or withdrawals of capital from Portfolio Funds by the Company for the year ended March 31, 2019 were $34,948,349 and $62,560,038, respectively. There were no unfunded commitments outstanding to Portfolio Funds at March 31, 2019.

Certain Portfolio Funds’ financial statements exclude details of their investment securities portfolios. As of March 31, 2019, the Adviser was unaware of any significant issuer concentration in Portfolio Funds in which the Company was invested.

4. Advisory Fee

The Adviser provides investment advisory services to the Company and incurs research, travel and other expenses related to the selection and monitoring of Portfolio Funds. Further, the Adviser provides certain management and administrative services to the Company, including providing office space and other support services, maintaining files and records, and preparing and filing various regulatory materials. In consideration for such services, the Company pays the Adviser a quarterly advisory fee in arrears computed at an annual rate of 1.5% of the Company's net assets determined as of the first business day of the quarter after adjustment for any subscriptions effective on that date.

For the year ended March 31, 2019, the Company incurred advisory fees totaling $2,041,982, of which $465,690 was payable as of March 31, 2019.

5. Related Party Transactions and Other

As of March 31, 2019, three Members owned in excess of 5% of the Company’s outstanding Units, having an aggregate value equal to approximately 38.79% of the Company’s total net assets, and are deemed “affiliated persons” (as defined in the 1940 Act) of the Company. The affiliation between these members and the Company is based solely on such ownership.

Affiliates of the Adviser may have banking, underwriting, lending, brokerage or other business relationships with Portfolio Funds in which the Company invests and with companies in which Portfolio Funds invest.

19

Man FRM Alternative Multi-Strategy Fund LLC Notes to Consolidated Financial Statements (continued)

March 31, 2019

The Board is comprised of four Managers who are not “interested persons,” as defined by Section 2(a)(19) of the 1940 Act, of the Company (the “Independent Managers”). The Independent Managers each receive an annual retainer of $40,000 for services to the Company. The Independent Managers may be reimbursed for expenses of attendance at each regular or special meeting of the Board or of any committee thereof and for their expenses, if any, in connection with any other service or activity they perform or engage in as Managers. For the year ended March 31, 2019, the Company incurred $160,000 in Independent Managers’ fees, $40,000 of which was payable as of March 31, 2019.

The Company has retained UMB Fund Services, Inc. (the "Administrator") to provide accounting and certain administrative and investor services to the Company. The Administrator is a subsidiary of UMB Financial Corporation.

BNY Mellon Investment Servicing Trust Company serves as custodian of the Company’s assets and provides custody services to the Company.

6. Net Assets

Unit transactions were as follows:

	Year Ended	Year Ended
	March 31, 2019	March 31, 2018
Units outstanding at beginning of year	97,229.234	117,937.541
Units reinvested	4,460.361	4,937.849
Units repurchased	(13,525.300)	(25,646.156)
Units outstanding at end of year	88,164.295	97,229.234

7. Financial Instruments with Off-Balance Sheet Risk

In the normal course of business, Portfolio Funds in which the Company invests trade various financial instruments and may enter into various investment activities with off-balance sheet risk. These include, but are not limited to, short selling, writing option contracts, and equity swaps. However, as a limited partner, member or shareholder of a Portfolio Fund, the Company’s liability with respect to its investment in the Portfolio Fund is generally limited to the net asset value of its interest.

Because the Company is a closed-end investment company, Units are not redeemable at the option of Members and are not exchangeable for interests of any other fund. Although the Board in its discretion may cause the Company to offer from time to time to repurchase Units from Members, Units are considerably less liquid than shares of funds that trade on a stock exchange or shares of open-end investment companies. With respect to any offer by the Company to repurchase Units, the maximum number of Units to be repurchased is determined by the Board in its discretion and may represent only a small portion of outstanding Units. Because the Company’s investments in Portfolio Funds themselves have limited liquidity, the Company may not be able to fund significant repurchases.

20

Man FRM Alternative Multi-Strategy Fund LLC Notes to Consolidated Financial Statements (continued)

March 31, 2019

Members whose Units are accepted for repurchase also bear the risk that the NAV per Unit may fluctuate significantly between the time that they must submit their requests for repurchase and the date as of which Units are valued for the purpose of repurchase. Repurchases of units by the Company for the year ended March 31, 2019 are included on the Consolidated Statement of Changes in Net Assets.

As described in the footnotes to the Consolidated Schedule of Investments and in Note 3, some Portfolio Funds have suspended or restricted redemptions of interests, which increases the liquidity risk for the Company. Liquidity risk is the risk that the Company will encounter difficulty in meeting obligations associated with financial liabilities. Liquidity and the Company’s ability to make offers to repurchase Units from Members could be impaired by an inability to access secured or unsecured sources of financing, an inability to sell assets or to redeem interests in Portfolio Funds, or unforeseen outflows of cash. This situation may arise due to circumstances outside of the Company’s control, such as a general market disruption or an operational issue affecting the Company or third parties, including Portfolio Funds. Also, the ability to sell assets may be impaired if other market participants are seeking to sell similar assets at the same time.

The Company's right to redeem interests in Portfolio Funds is limited and can be restricted or suspended. As a result, the Company may not be able to liquidate quickly some of its investments in Portfolio Funds in order to meet liquidity requirements.

There are a number of other risks associated with an investment in the Company. Three principal types of risk that can adversely affect the values of the Company’s investments are market risk, strategy risk, and manager risk. The Company also is subject to multiple manager risks, possible limitations in investment opportunities, allocation risks, lack of diversification, and other risks for the Company and potentially for each Portfolio Fund.

8. Guarantees

In the normal course of business, the Company enters into contracts that provide general indemnifications and under which it has potential obligations to indemnify the Board, the Adviser, and others for losses they may incur in connection with providing services to the Company. The Company’s maximum exposure under these arrangements is dependent on future claims for indemnification that may be made against the Company, and therefore, cannot be estimated. However, based on experience, the risk of loss from any such claim is considered remote.

9. Litigation

On September 1, 2017, the Company was named as a defendant in Kelley v. Aegis Holdings (Onshore Inc.) fbo BACAP Multi-Strategy Hedge Fund, LLC, et al., Adv. No. 17-04109 (the “Action”). The Action arose out of alleged investments in the early 2000s by an investment fund the assets of which were acquired by the Company and which fund had exposure to the Petters Group of companies (“Petters”). In 2008, Petters was revealed to be a Ponzi scheme. The plaintiff in the Action, the trustee for the Petters bankruptcy proceedings, sought to claw back from the Company indirect distributions from Petters allegedly made prior to 2008. On November 19, 2018, the parties to the Action agreed to a resolution of the trustee’s claims on confidential terms, and they stipulated to the dismissal of the Action on December 4, 2018. The Company did not incur any loss or expense in connection with this matter.

21

Man FRM Alternative Multi-Strategy Fund LLC Notes to Consolidated Financial Statements (continued)

March 31, 2019

10. Recent Accounting Pronouncements and Securities and Exchange Commission Updates

In August 2018, the FASB issued Accounting Standards Update ("ASU") No. 2018-13, Fair Value Measurement (Topic 820), Disclosure Framework  - Changes to the Disclosure Requirements for Fair Value Measurement ("ASU 2018-13"). The amendments in ASU 2018-13 modify the disclosure requirements in Topic 820 of the disclosure framework. The modifications include eliminated requirements to disclose: the amount of and reason for transfers between Level I and Level II of the fair value hierarchy; the policy for timing of transfers between levels; the valuation processes for Level III fair value measurements; and the changes in unrealized gains and losses for the period included in earnings for recurring Level III fair value measurements held at the end of the reporting period. Also, in lieu of a roll forward for Level III fair value measurements, a nonpublic entity is required to disclose transfers into and out of Level III of the fair value hierarchy and purchases and issues of Level III assets and liabilities. Additionally, for investments for certain entities that calculate net asset value, an entity is required to disclose the timing of liquidation of an investee's assets and the date when restrictions from redemptions might lapse only if the investee has communicated the timing to the entity or announced the timing publicly. ASU 2018-13 is effective for fiscal years beginning December 15, 2019 with early adoption permitted to any removed or modified disclosures of this update. The Company has adopted ASU 2018-13 within these financial statements.

In September 2018, the Securities and Exchange Commission released Final Rule 33-10532 captioned “Disclosure Update and Simplification,” which includes: (i) an amendment to require presentation of the total, rather than the components, of distributable earnings on the Statement of Assets and Liabilities; and (ii) an amendment to require presentation of the total, rather than the components, of distributions to shareholders, except for tax return of capital distributions, on the Statement of Changes in Net Assets. These changes were effective November 5, 2018. These amendments are reflected in the Company’s financial statements for the year ended March 31, 2019.

11. Subsequent Events

The Company has evaluated all subsequent events through the date on which these financial statements were issued and, except as noted below, has determined that no additional disclosures are required.

As of April 25, 2019, and prior to the expiration of the Company’s offer to purchase units of limited liability company interests in the Company at their June 30, 2019 net asset value (the “Offer”), the Company had received tenders of Units exceeding the amount of Units that the Company has offered to purchase. The purchase of Units tendered in the Offer, coupled with a projection of Units likely to be tendered in upcoming repurchase offers made by the Company, would have resulted in a material reduction in the total net assets of the Company. This reduction in assets would have increased the expense ratio of the Company, which increases the costs borne by investors in the Company as a percentage of the value of their Units.

FRM USA evaluated alternative courses of action available to the Company and determined that a significant reduction in the Company’s net assets was unavoidable.

Accordingly, FRM USA recommended to the Board that it cancel the Offer and approve a proposal to liquidate the Company’s assets and to close the Company. Upon careful consideration of this recommendation, on April 25, 2019,

22

Man FRM Alternative Multi-Strategy Fund LLC Notes to Consolidated Financial Statements (continued)

March 31, 2019

the Board cancelled the Offer, and suspended the sale of Units and approved a plan of liquidation providing for the orderly liquidation of investments and distribution of the proceeds of such liquidation and the Company’s available cash to Members.

Beginning October 1, 2019, FRM USA will voluntarily waive its advisory fee.

On May 3, 2019, the Company paid $1,284,611 for 926.129 Units purchased from Members on March 31, 2019. This payment amount differs from the amount shown on the Consolidated Statement of Assets and Liabilities as “Repurchase of Members’ units payable” due to the amounts held back from payments made to Members who tendered all of their Units for repurchase.

23

Man FRM Alternative Multi-Strategy Fund LLC Approval of Advisory Agreement (Unaudited)

March 31, 2019

Board Approval of Continuation of Advisory Agreement

At a meeting held in person on March 28, 2019, the Board, including a majority of the Independent Managers, approved the continuation of the Company's investment advisory agreement (the "Advisory Agreement") with the Adviser for an additional one year period. The Independent Managers were assisted in their consideration of this matter by independent legal counsel and, in connection with their deliberations, met in an executive session with such counsel separate from representatives of the Adviser.

In considering this matter, the Board reviewed various written materials provided by the Adviser, including: performance information for investment funds, including registered investment companies, with similar investment programs and strategies to the Company; fees and expenses of comparable registered investment companies; and information relating to the costs and profitability of the Adviser from its relationship with the Company (the "Profitability Analysis"). No single factor was considered in isolation nor identified by the Board as the principal factor in determining whether to approve the continuation of the Advisory Agreement.

The Board discussed and reviewed the nature, scope and quality of services that the Adviser provides to the Company. In this regard, the Board considered information furnished to it relating to the structure, experience and capabilities of the Adviser, including technology, personnel resources, compliance resources and operational support, which support the services provided by the Adviser to the Company. The Board also considered the financial resources of the Adviser (to the extent that may affect the ability of the Adviser to deliver all required services to the Company) and reviewed the experience and qualifications of key personnel of the Adviser, including biographical information regarding such personnel. In addition, it reviewed information relating to the Adviser and its parent, Man Group. The Board determined, based upon its consideration of these matters and materials, that: the Company has been receiving all required services from the Adviser; and the Adviser has appropriate resources and infrastructure to continue to provide all required services to the Company in a satisfactory manner.

In considering the quality of services provided by the Adviser the Board considered information relating to the investment performance of the Company, including information comparing the investment performance of the Company to the investment performance of a peer group of funds with similar investment strategies to the Company comprised of: (i) other registered and private funds of hedge funds managed by the Adviser offered on the Adviser's platform; and (ii) other 1940 Act registered funds of hedge funds managed by other investment advisers deemed comparable to the Company by the Adviser (together, "Comparable Funds"). The Board noted that the Company underperformed against the Comparable Funds for the one-, three-, five- and ten-year periods ended December 31, 2018. The Board also noted that the Company had underperformed against the HFRI FOF: Conservative Index, an index representing the performance of private funds of hedge funds that generally engage in conservative investment strategies during the same periods. In evaluating the Company's underperformance, the Board considered the discussion with representatives of management earlier in the meeting and noted that, upon assuming responsibility as the investment adviser of the Company in 2015, the Adviser had implemented a program pursuant to which it restructured the Company's investment portfolio with the goal of improving the investment performance of the Company over the longer term. The Board also

24

Man FRM Alternative Multi-Strategy Fund LLC Approval of Advisory Agreement (Unaudited)

March 31, 2019

considered discussions with management concerning the emphasis placed on portfolio diversification and liquidity, especially in light of an ongoing reduction in the Company's net assets, as compared to certain Comparable Funds that had outperformed the Company. Finally, the Board considered discussions with management concerning investor expectations around performance, diversification and liquidity of the Company's portfolio. Although the Board was disappointed with the investment performance of the Company, it recognized the challenging market environment that hedge funds of the types in which the Company invests have faced during this period and determined that, given the Adviser's efforts to manage the Company's investment portfolio consistent with the Company's investment objective and policies, and in light of the other considerations discussed with management, the services provided to the Company have been acceptable.

The Board also considered information comparing the fees and expenses of the Company to those of other similar funds of hedge funds that are registered under the 1940 Act. In this regard, it determined that, while the advisory fee of the Company is at the high end of the range of those of similar funds, the Company's expense ratio in 2018 was within the range of peer group funds. The Board also considered that the Company's expenses ratio for 2018 had decreased from the previous year even with a reduction in the Company's net assets.

The Board reviewed and discussed the Profitability Analysis, including the Adviser's methodology for determining its costs of providing services to the Company and the profits realized by the Adviser under the Advisory Agreement. After reviewing the Profitability Analysis and other information discussed at the meeting, the Board determined that the Adviser's profitability attributable to the Company was not so disproportionately large that it bore no reasonable relationship to the services rendered and also determined that, given the Adviser's service level, the current profitability to the Adviser was not excessive. Other potential benefits that the Adviser may obtain as a consequence of its relationship with the Company were also considered, and the Board concluded, based on information provided and its discussion with representatives of the Adviser, that the Adviser does not receive any significant indirect benefits from its relationship with the Company.

With regard to economies of scale, the Board recognized that economies of scale in an adviser's costs of providing services to a fund may be realized when there is significant increase in a fund's net assets and that, in such cases, it is appropriate to consider whether the benefits of those economies are being shared appropriately with the fund and its investors. In this regard, the Board noted that the net assets of the Company continued to decline over the past year. Therefore, the Board concluded that the introduction of any reduction or break point in the rate at which the Company's advisory fee is computed is not currently warranted.

Based on the foregoing considerations, the Board, including a majority of the Independent Managers, approved the continuation of the Advisory Agreement for an additional annual period.

25

Man FRM Alternative Multi-Strategy Fund LLC Company Management (Unaudited)

March 31, 2019

Information pertaining to the Board and officers of the Company as of March 31, 2019 is set forth below:

Name, Address and Age	Position(s) Held with the Company	Term of Office and Length of Time Served	Principal Occupation During the Past Five Years and Other Directorships Held	Number of Portfolios in Fund Complex Overseen by Manager

Independent Managers

Alan Brott c/o Man FRM Alternative Multi-Strategy Fund LLC 452 Fifth Avenue, 26th Floor, New York, NY 10018 (Born 1942)	Manager	Term Indefinite; Length- since August 2009	Consultant (since 10/91); Associate Professor, Columbia University (2000-2017); Former Partner of Ernst & Young. Mr. Brott serves as a manager of Grosvenor Registered Multi-Strategy Funds (4 Funds); Stone Harbor Investment Funds (7 Funds); Stone Harbor Emerging Markets Income Fund and Emerging Markets Total Income Fund; and the Neuberger Berman Registered Private Equity Funds (16 Funds).	1

Victor F. Imbimbo, Jr. c/o Man FRM Alternative Multi-Strategy Fund LLC 452 Fifth Avenue, 26th Floor, New York, NY 10018 (Born 1952)	Manager	Term Indefinite; Length- since October 2000	President and CEO of Caring Today LLC, leading information and support resource for the family caregivers market (2006 to present). Former President for North America with TBWA/WorldHealth, a division of TBWA Worldwide and Executive Vice President of TBWA/New York. Mr. Imbimbo serves as a manager of the Neuberger Berman Registered Private Equity Funds (16 Funds).	1

Stephen V. Murphy c/o Man FRM Alternative Multi-Strategy Fund LLC 452 Fifth Avenue, 26th Floor, New York, NY 10018 (Born 1945)	Manager	Term Indefinite; Length- since October 2000	President of S.V. Murphy & Co, an investment banking firm (1/91 to April 2015). Mr. Murphy serves as a director of The First of Long Island Corporation, The First National Bank of Long Island; and the Neuberger Berman Registered Private Equity Funds (16 Funds). Former director of Bowne & Co.	1

Thomas G. Yellin c/o Man FRM Alternative Multi-Strategy Fund LLC 452 Fifth Avenue, 26th Floor, New York, NY 10018 (Born 1954)	Manager	Term Indefinite; Length- since August 2009	President of the Documentary Group since June 2006; Former President of PJ Productions from August 2002 to June 2006; Former Executive Producer of ABC News from August 1989 to December 2002. Mr. Yellin serves as a manager of Grosvenor Registered Multi-Strategy Funds (4 Funds); and the Neuberger Berman Registered Private Equity Funds (15 Funds).	1

26

Man FRM Alternative Multi-Strategy Fund LLC Company Management (Unaudited) continued

March 31, 2019

Officers who are not Managers

Name, Address and Age	Position(s) Held with the Company	Term of Office and Length of Time Served	Principal Occupation During the Past Five Years and Other Directorships Held

Colin Bettison 452 Fifth Avenue, 26th Floor, New York, NY 10018 (Born 1979)	Chief Financial Officer/Chief Operating Officer	Term Indefinite; Length – since April 2015	Head of Operations, Man Americas since April 2015; Head of Middle Office Accounting, Man Group from 2007 – April 2015.

Jens Foehrenbach 452 Fifth Avenue, 26th Floor, New York, NY 10018 (Born 1975)	Chief Investment Officer	Term Indefinite; Length – since April 2015	Vice President of FRM Investment Management (USA) LLC since October 2015; Deputy Chief Investment Officer at FRM from May 2014 to October 2015; Head of Equity and Credit Strategies for FRM from February 2013 to February 2015; Head of Credit at Man Group's Multi-Manager Business from September 2011 to February 2013; Senior analyst in the Credit & Arbitrage team at Man Group from December 2009 to September 2011.

Lee M. Binks 452 Fifth Avenue, 26th Floor, New York, NY 10018 (Born 1973)	Chief Compliance Officer	Term Indefinite; Length – since September 2016	Head of FRM Compliance, Deputy CCO Man Investments USA since 2014; Director Compliance, Barclays Capital 2008 – 2014.

Michelle McCloskey 452 Fifth Avenue, 26th Floor, New York, NY 10018 (Born 1961)	President, Chief Executive Officer	Term Indefinite; Length – since September 2016	President of Man Americas (since 2017); President of FRM (since 2015); Head of Research of FRM (since 2012); Head of Research RMF Investment Management (USA) Corp (since 2010).

27

Man FRM Alternative Multi-Strategy Fund LLC Supplemental Information (Unaudited)

March 31, 2019

Dividend Distributions

The distributions paid for the twelve months ended March 31, 2019 included ordinary income and long-term capital gains of $6,653,962.

28

ITEM 2. CODE OF ETHICS.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions. For the fiscal year ended March 31, 2019, there were no amendments to a provision of the code of ethics that relates to any element of code of ethics definition, nor were there any waivers granted from a provision of the code of ethics. A copy of the Registrant's code of ethics is filed with this form N-CSR under Item 13(a)(1).

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Managers of the Registrant has determined that Stephen V. Murphy, possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an "audit committee financial expert", and has designated Mr. Murphy as the Audit Committee's financial expert. Mr. Murphy is an "independent" Manager pursuant to paragraph (a)(2) of Item 3 on Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees

The aggregate fees billed for professional services rendered by the Registrant's principal accountant for the audit of the Registrant's annual financial statements and for services that are normally provided by the Registrant’s principal accountant in connection with the statutory and regulatory filings for the fiscal years ended March 31, 2018 and March 31, 2019 were $180,000 and $187,000, respectively.

(b) Audit-Related Fees

There were no audit related services provided by the principal accountant to the Registrant for the last two fiscal years.

(c) Tax Fees

The fees billed to the Registrant by the principal accountant for the audit of the Registrant's annual financial statements for tax compliance, tax advice or tax planning services relating to the preparation of the Registrant’s tax returns for the fiscal years ended March 31, 2018 and March 31, 2019 were $92,000 and $92,000, respectively.

(d) All Other Fees

The principal accountant billed no other fees to the Registrant during the last two fiscal years.

(e) (1) During its regularly scheduled periodic meetings, the Registrant's audit committee will pre-approve all audit, audit-related, tax and other services to be provided by the principal accountants of the Registrant. The audit committee has delegated pre-approval authority to its Chairman for any subsequent new engagements that arise between regularly scheduled meeting dates provided that any such pre-approved fees are presented to the audit committee at its next regularly scheduled meeting.

(e) (2) None

(f) Not applicable

(g) During the fiscal years ending March 31, 2019 and March 31, 2018, fees billed by the Registrant’s principal accountant for non-audit services (inclusive of tax fees) rendered to the Registrant were $92,000 and $92,000, respectively.   During the fiscal years ending March 31, 2019 and March 31, 2018, fees billed by the Registrant’s principal accountant for non-audit services provided to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant were $6,242,388 and $5,257,872, respectively.

(h) The Registrant's audit committee has considered whether the provision of non-audit services that may be rendered to the Registrant's investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal account's independence. No such services were rendered.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

The Schedule of Investments is included as part of the report to members filed under Item 1 of this form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The Registrant's proxy voting procedures are attached hereto.  The Registrant delegates proxy voting decisions to its investment adviser.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

(a) (1) Identification of Portfolio Manager(s) or Management Team Members and Description of Role of Portfolio Manager(s) or Management Team Members - As of the date of the filing.

Mr. Jens Foehrenbach is the portfolio manager (the “Portfolio Manager”) primarily responsible for the day-to-day management of the registrant’s portfolio, subject to such policies as may be adopted by the Board of Managers.

(a) (2) Other Accounts Managed by Portfolio Manager(s) or Management Team Member and Potential Conflicts of Interest

Other Accounts Managed by Portfolio Manager(s) or Management Team Member - As of April 30, 2019:

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed

Number	Total Assets	Number	Total Assets	Number	Total Assets
0	N/A	3	$853,263,055	1	$200,925,381

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed

Number with Performance- Based Fees	Total Assets with Performance- Based Fees	Number with Performance- Based Fees	Total Assets with Performance- Based Fees	Number with Performance- Based Fees	Total Assets with Performance- Based Fees
0	N/A	0	$0	0	N/A

Potential Material Conflicts of Interest

Real, potential or apparent conflicts of interest may arise should Mr. Foehrenbach have day-to-day portfolio management responsibilities with respect to more than one fund. Mr. Foehrenbach may manage other accounts with investment strategies similar to the Registrant, including other investment companies, pooled investment vehicles and separately managed accounts. Fees earned by the Adviser may vary among these accounts and Mr. Foehrenbach may personally invest in these accounts. These factors could create conflicts of interest because Mr. Foehrenbach may have incentives to favor certain accounts over others, resulting in other accounts outperforming the Registrant. A conflict may also exist if Mr. Foehrenbach identifies a limited investment opportunity that may be appropriate for more than one account, but the Registrant is not able to take full advantage of that opportunity due to the need to allocate that opportunity among multiple accounts. In addition, Mr. Foehrenbach may execute transactions for another account that may adversely impact the value of securities held by the Registrant. However, the Adviser believes that these risks are mitigated by the fact that accounts with like investment strategies managed by Mr. Foehrenbach are generally managed in a similar fashion and the Adviser has a policy that seeks to allocate opportunities on a fair and equitable basis.

(a) (3) Compensation Structure of Portfolio Manager(s) or Management Team Members

- As of April 1, 2019:

Mr. Foehrenbach's compensation consists of a combination of a fixed salary and a discretionary bonus. The discretionary bonus is not tied directly to the performance of, or value of assets, of the Registrant or any other fund managed by the Adviser. The amount of bonus paid to Mr. Foehrenbach is based on a variety of factors, including, without limitation, the financial performance of the Registrant, personal performance including the execution of managerial responsibilities, client interactions, support and general teamwork.

Ownership of Fund Securities

As of April 1, 2019, Mr. Foehrenbach does not directly own any Interests in the Registrant.

ITEM 9. PURCHASE OF EQUITY SECURITIES BY CLOSE-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which members may recommend nominees to the Registrant's Board of Managers that would require disclosure.

ITEM 11. CONTROLS AND PROCEDURES.

(a)	The Registrant's Principal Executive Officer and Principal Financial Officer have concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act")) were effective as of a date within 90 days prior to the filing date of this report, based on their evaluation of the effectiveness of the Registrant's disclosure controls and procedures, as required by Rule 30a-3(b) of the 1940 Act.

(b)	There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12. DISCLOSURES OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13. EXHIBITS.

(a) (1)	Code of Ethics (See Exhibit 1)

(a) (2)	Separate certifications for the Registrant’s Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2 (a) under the 1940 Act are filed herewith.

(a)(3)	Not Applicable.

(a)(4)	Not Applicable.

(b)	Not Applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

(Registrant): MAN FRM ALTERNATIVE MULTI-STRATEGY FUND LLC

By (Signature and Title):	/s/ Michelle McCloskey
Michelle McCloskey, Principal Executive Officer

Date: June 4, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): MAN FRM ALTERNATIVE MULTI-STRATEGY FUND LLC

By (Signature and Title):	/s/ Michelle McCloskey
Michelle McCloskey, Principal Executive Officer

Date: June 4, 2019

By (Signature and Title):	/s/ Colin Bettison
Colin Bettison, Principal Financial Officer

Date: June 4, 2019